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                                                                    Exhibit 32-1

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002


     In connection with the Annual Report of Lexington Precision Corporation, a Delaware corporation (the "Company"), on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chairman of the Board, hereby certifies pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the undersigned's knowledge:

     (1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/  Michael A. Lubin
                                             -----------------------------------
                                             Michael A. Lubin
                                             Chairman of the Board
                                             (Co-Principal Executive Officer)
                                             March 30, 2005



A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Company's Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Exchange Act. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.